UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 9, 2008

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

         Delaware                     1-10026                    14-0462060
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(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)

                      1373 Broadway, Albany, New York 12204
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (518) 445-2200

                                      None
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

                                (17 CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

                               (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))


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2.02. Results of Operations and Financial Condition

On May 4, 2008, Albany International Corp. (the "Company") announced that it had entered into an agreement to sell its Filtration Technologies business, and accordingly, has reported the activities of that business as a discontinued operation. Additionally, the Company has modified its reportable segments to be consistent with changes in the Company's organizational structure.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Schedules showing the effect on net sales and operating income of changes in reportable segments for quarterly periods of 2007, full year 2007, and full year 2006.

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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALBANY INTERNATIONAL CORP.

                                        By: /s/ Michael C. Nahl
                                            ------------------------------------
                                            Name: Michael C. Nahl
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

Date: May 9, 2008

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Schedules showing the effect on net sales and operating income of changes in reportable segments for quarterly periods of 2007, full year 2007, and full year 2006.